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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2002
                                                           ------------


                             Pillowtex Corporation*
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware*                      1-11756                   75-2147728
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation )                                      Identification No.)

                   One Lake Circle Drive                           28081
                Kannapolis, North Carolina                       ----------
        ----------------------------------------                 (Zip Code)
        (Address of Principal Executive Offices)


        Registrant's telephone number, including area code: 704-939-2000
                                                            ------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

* Pillowtex Corporation, a Delaware corporation, is filing this Current Report on Form 8-K in its capacity as the successor to Pillowtex Corporation, a Texas corporation.


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Item 5.  Other Events

     As previously reported, on March 1, 2002, Pillowtex Corporation, a Texas corporation (the "Predecessor"), together with certain of its subsidiaries (collectively with the Predecessor, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 1, 2002 and (b) a related Disclosure Statement, dated March 1, 2002, which the Bankruptcy Court approved on February 28, 2002 as containing "adequate information" for creditors of the Debtors in accordance with Section 1125 of the United States Bankruptcy Code (the "Bankruptcy Code"). On March 11, 2002, the Predecessor filed with the Bankruptcy Court: (a) a revised Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002, and (b) a revised Disclosure Statement relating thereto, dated March 6, 2002 (as so revised, the "Disclosure Statement"), in each case incorporating certain nonmaterial clarifications and modifications to reflect, among other things, events occurring after March 1, 2002. On or about March 11, 2002, the Debtors commenced delivery of copies of the Disclosure Statement to parties in interest, as required pursuant to the Bankruptcy Code.

     On May 2, 2002, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, with certain modifications (as so modified, the "Plan"). On May 24, 2002, all material conditions to the effectiveness of the Plan were satisfied or waived and the Plan became effective (the "Effective Date"). A press release announcing the Effective Date of the Plan is attached hereto as Exhibit 99.1.

                               EFFECTS OF THE PLAN

     Pursuant to the Plan, the following transactions were completed on or about the Effective Date:

     o all of the Predecessor's issued and outstanding common stock and preferred stock was cancelled without consideration;

     o the Predecessor merged with and into Pillowtex Corporation, a Delaware corporation and a wholly owned subsidiary of the Predecessor ("Pillowtex"), with Pillowtex as the surviving corporation (the "Merger");

     o certain indebtedness of the Debtors was cancelled in exchange for cash, common stock, par value $0.01 per share, of Pillowtex ("Common Stock"), and/or warrants to purchase shares of Common Stock ("Warrants");

     o designated post-petition loans having an aggregate principal amount of $150 million were cancelled in exchange for the issuance by Pillowtex of $150 million aggregate principal amount of notes under a new secured term loan (the "Exit Term Loan");

     o executory contracts or unexpired leases to which any Debtor was a party were assumed, assumed and assigned, or rejected;



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     o    approximately $11.4 million principal amount of industrial revenue bonds were reinstated;

     o the members of the boards of directors and officers of Pillowtex and the reorganized Debtor subsidiaries began serving their respective terms as of the Effective Date; and

     o the overall corporate structure was simplified through the restructuring of certain of Pillowtex's subsidiaries.

     Additionally, on the Effective Date, the following actions were taken by Pillowtex (a) 18,600,000 shares of Common Stock and Warrants initially exercisable to purchase 3,529,412 shares of Common Stock were issued for distribution in respect of claims against the Debtors, (b) 3,529,412 shares of Common Stock were reserved for issuance upon the exercise of Warrants, and (c) 1,400,000 shares of Common Stock were reserved for issuance in satisfaction of awards under Pillowtex's equity incentive plan. Pillowtex also entered into a three-year senior asset-based nonamortizing revolving credit facility in the amount of $200 million, including a $60 million letter of credit sub-facility (the "Exit Financing Revolver Facility") with Congress Financial Corporation on the Effective Date upon substantially the terms of the commitment previously disclosed in Pillowtex's Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2002 as filed with the Securities and Exchange Commission.

     On the Effective Date, Pillowtex and a stockholder (the "Stockholder") entered into a Registration Rights Agreement (the "Registration Rights Agreement") which provides the Stockholder with certain rights to require that Pillowtex register for resale under the Securities Act of 1933 shares of Common Stock received by the Stockholder pursuant to the Plan. Only entities which were entitled to receive distribution of at least 10% of the shares of Common Stock issuable pursuant to the Plan were entitled to enter into the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and is hereby incorporated by this reference.

     At the effective time of the Merger described above, the common stock of the Predecessor was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). By operation of Rule 12g-3(a) of the Exchange Act regulations, the Common Stock of Pillowtex, as the successor issuer is deemed registered under Section 12(g) of the Exchange Act.

                            DESCRIPTION OF SECURITIES

     The following description updates and supersedes the description contained in the Registration Statement on Form 8-A, dated February 18, 1993 (the "Form 8-A"), filed with the Securities and Exchange Commission by the Predecessor, including any amendments or reports filed prior to the date hereof for the purpose of updating such description contained in the Form 8-A. The following description is a summary, does not purport to be complete or to give a complete description of applicable statutory or common law, and is subject in all respects to the applicable provisions of law, and to the Certificate of Incorporation of Pillowtex (the "Certificate") and the Bylaws of Pillowtex (the "Bylaws"), which are incorporated herein by this reference and filed as Exhibits
4.2 and 4.3 hereto, respectively.

General
-------

     Pillowtex's authorized capital stock consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"). On the Effective Date, there were 18,600,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.


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Common Stock
------------

     The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of Common Stock are entitled to receive ratably such dividends as may be declared by Pillowtex's Board of Directors (the "Board") out of funds legally available for payment of dividends. However, Pillowtex does not presently anticipate that dividends will be paid on Common Stock in the foreseeable future. Furthermore, payment of dividends is restricted by the terms of the Exit Term Loan and the Exit Financing Revolver Facility. In the event of a liquidation, dissolution or winding up of Pillowtex, holders of Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of outstanding Preferred Stock, if any. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. All of the outstanding shares of Common Stock are validly issued, fully paid and nonassessable.

Warrants
--------

     On the Effective Date, Warrants initially exercisable to purchase up to an aggregate of 3,529,412 shares of Common Stock were issued. The Warrants were issued under the Warrant Agreement entered into between Pillowtex and Mellon Investor Services L.L.C. The following description of the Warrants is qualified in its entirety by reference to the Warrant Agreement, a copy of which is filed as Exhibit 4.4 hereto and is hereby incorporated by this reference.

     Each Warrant initially entitles the holder thereof to acquire one share of Common Stock at a cash exercise price equal to $28.99. Warrants may also be exercised on a cashless basis, subject to the terms and conditions set forth in the Warrant Agreement. The Warrants expire on November 24, 2009, i.e., the date that is seven and one-half years after the Effective Date.

     The exercise price and the number and kind of shares purchasable upon exercise of a Warrant will be subject to adjustment in the following events: (a) if Pillowtex (i) pays a dividend or otherwise distributes to holders of Common Stock, as such, shares of its capital stock (whether Common Stock or capital stock of any other class), (ii) subdivides outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of capital stock in a reclassification of outstanding shares of Common Stock; (b) if Pillowtex issues rights, options or warrants to holders of the outstanding shares of Common Stock, as such, entitling the holders of such rights, options or warrants to subscribe for or purchase shares of Common Stock at a price per share that is lower on the record date than both the current market price and the current exercise price per share of Common Stock on such record date (as determined in accordance with the Warrant Agreement); or
(c) if Pillowtex issues shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock or rights, options or warrants entitling holders of such rights, options or warrants to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock, convertible or exchangeable securities or rights, options or warrants issued in any of the transactions described in clauses (a) or (b) above) for a purchase price per share of such Common Stock, for a conversion or exchange price per share of Common Stock initially deliverable upon conversion or exchange of such securities or for a subscription or purchase price per share of Common Stock initially deliverable upon exercise of such rights, options or warrants, that is less than both the current market price and the current exercise price per share of Common Stock on the date the purchase, conversion, exchange or subscription price of such additional shares of Common Stock are first fixed (as determined in accordance with the Warrant Agreement).


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     No adjustment in the number of shares purchasable upon the exercise of a
Warrant will be required unless such adjustment would require an increase or decrease in the number of shares purchasable upon the hypothetical exercise of a Warrant of at least 1%; provided, however, that any adjustments which are not required to be made currently will be carried forward and made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, would require an increase or decrease in the number of shares purchasable upon the hypothetical exercise of a Warrant of 1% or more. In addition, no adjustment in the number of shares purchasable upon the exercise of a Warrant will be made in circumstances described in clause (a)(i),
(b) or (c) in the second sentence of the immediately preceding paragraph if Pillowtex issues or distributes to each holder of a Warrant the shares, rights, options, warrants, convertible or exchangeable securities, assets or other securities referred to in such clause that such holder would have been entitled to receive had the Warrant been exercised prior to the happening of such event or the record date with respect thereto. Further, no adjustment in the number of shares purchasable upon the exercise of a Warrant will be made on account of:
(a) any issuance of shares of Common Stock, or of options, rights or warrants to purchase, or securities convertible into or exchangeable for, shares of Common Stock pursuant to the Plan; (b) any issuance of shares of Common Stock upon the exercise of options, rights or warrants or upon the conversion or exchange of convertible or exchangeable securities, in either case issued pursuant to the Plan or outstanding as of the Effective Date; (c) any issuance of shares of Common Stock, or of options, rights or warrants to purchase, or securities convertible into or exchangeable for, shares of Common Stock, in accordance with any plan for the benefit of the employees or directors of Pillowtex existing as of the Effective Date or contemplated by the Plan or any other plan adopted by the Board for the benefit of the employees or directors of Pillowtex or any of its subsidiaries; (d) any issuance of shares of Common Stock in connection with a company-sponsored plan for reinvestment of dividends or interest; (e) any issuance of shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock or rights, options or warrants entitling holders of such rights, options or warrants to subscribe for or purchase shares of Common Stock pursuant to an underwritten public offering for a price per share of Common Stock in the case of an issuance of shares of Common Stock, for a subscription or purchase price per share of Common Stock initially deliverable upon exercise of such securities or for a subscription or purchase price per share of Common Stock initially deliverable upon exercise of such rights, options or warrants, that is equal to or greater than 95% of the current market price per share of Common Stock on the date the offering, conversion, exchange or subscription price of such additional shares of Common Stock is first fixed (as determined in accordance with the Warrant Agreement); or (f) any issuance of shares of Common Stock or other securities to the owners of any entity that is acquired by Pillowtex in an arm's-length transaction approved by the Board. No adjustment in the number of shares purchasable upon the exercise of a Warrant will be made for a change in the par value of the shares of Common Stock.

Preferred Stock
---------------

     Pillowtex is authorized to issue 10,000,000 shares of Preferred Stock. The Board has the authority to issue Preferred Stock from time to time in one or more classes or series and to fix the price, rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting a series or the designation of such series, without any further vote or action by Pillowtex's stockholders. The Preferred Stock may be issued in distinctly designated series, may be convertible into Common Stock and may rank prior to the Common Stock as to


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dividend rights, liquidation preferences or both. The express terms of shares of a different series of any particular class of Preferred Stock will be identical except for such variations as may be permitted by law. The Certificate provides that the Board may not, without the approval of the holders of a majority of the capital stock of Pillowtex or any class or series entitled to vote generally in the election of directors, authorize any series of Preferred Stock or issue any shares of Preferred Stock, or rights to acquire shares of Preferred Stock, in connection with a stockholders rights plan or any similar plan or arrangement.

Anti-Takeover Effects of the Certificate of Incorporation
---------------------------------------------------------

     The Certificate divides the Board into three classes, as nearly equal in number as reasonably possible. Except for during the abbreviated initial terms of directors described in the Certificate, directors will hold office for a term of three years. Under the Certificate, the number of directors constituting the entire board will be fixed from time to time by the board of directors, but the number cannot be less than three nor more than fifteen. Subject to the rights, if any, of the holders of any series of Preferred Stock, any director may be removed from office by the stockholders only for cause (as determined in accordance with Delaware law).

     The division of the Board into classes, may make Pillowtex more difficult for other persons, without the approval of the Board, to launch a takeover attempt that a stockholder might consider to be in such stockholder's best interest.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired:

          Not Applicable.

     (b)  Pro Forma Financial Information:

          Not Applicable.

     (c)  Exhibits:

          Exhibit No.    Description
          -----------    -----------
             4.1         Registration Rights Agreement

             4.2         Certificate of Incorporation of Pillowtex Corporation

             4.3         Bylaws of Pillowtex Corporation

             4.4         Warrant Agreement

            99.1         Pillowtex Corporation Press Release, dated May 28, 2002



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Pillowtex corporation

                                   By:   /s/   JOHN F. STERLING
                                      ------------------------------------------
                                      Name:  John F. Sterling
                                      Title: Vice President and General Counsel

Date:  May 24, 2002




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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

    4.1          Registration Rights Agreement

    4.2          Certificate of Incorporation of Pillowtex Corporation

    4.3          Bylaws of Pillowtex Corporation

    4.4          Warrant Agreement

   99.1          Pillowtex Corporation Press Release, dated May 28, 2002

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